SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 28, 2003


                            THE ALLSTATE CORPORATION
               (Exact name of Registrant as Specified in Charter)

        Delaware                   1-11840                 36-3871531
     ---------------            --------------          ----------------
     (State or other              (Commission             (IRS Employer
     jurisdiction of             File Number)          Identification No.)
      organization)


                                2775 Sanders Road
                               Northbrook, Illinois            60062
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)      Zip


       Registrant's telephone number, including area code: (847) 402-5000


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)




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Item 5.    OTHER EVENTS

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated May 28, 2003 to the Prospectus dated June 19, 2000, filed as part of the Registration Statement on Form S-3 (Registration No. 333-39640; declared effective on June 30, 2000) filed by The Allstate Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of December 16, 1997, between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) as amended by the Third Supplemental Indenture dated as of July 23, 1999 and the Sixth Supplemental Indenture dated as of June 12, 2000.

On May 28, 2003, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters named therein. Pursuant to the Underwriting Agreement, the Company is issuing $400,000,000 principal amount of 5.350% Senior Notes Due 2033 (the "Securities") under a Tenth Supplemental Indenture, to be dated as of June 2, 2003 (the "Tenth Supplemental Indenture"). The Underwriting Agreement, the form of the Tenth Supplemental Indenture and an opinion of counsel are filed as exhibits hereto. The form of the Securities is included as Exhibit A to the form of the Tenth Supplemental Indenture.



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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

EXHIBIT NO.                             DESCRIPTION

      1 Underwriting Agreement, dated as of May 28, 2003, between the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters.

      4.1 Form of Tenth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

      5.1        Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

      12         Computation of Earnings to Fixed Charges Ratio

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                THE ALLSTATE CORPORATION


                                           By:  /s/ Emma M. Kalaidjian
                                                --------------------------------
                                                Name:    Emma M. Kalaidjian
                                                Title:   Assistant Secretary


Dated: May 29, 2003

                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION

      1 Underwriting Agreement, dated as of May 28, 2003, between the Company and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters.

      4.1 Form of Tenth Supplemental Indenture between the Company and the Trustee, including the form of the Securities as Exhibit A.

      5.1        Opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P.

      12         Computation of Earnings to Fixed Charges Ratio